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                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

To Board of Directors
Biomerica, Inc.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 19, 1996 appearing in the Annual Report on Form 10-KSB of Biomerica, Inc. for the year ended May 31, 1996 and to the reference to our firm under the heading "Experts" in the prospectus.



                                            /S/ CORBIN & WERTZ
                                            ------------------
                                            CORBIN & WERTZ

Irvine, California
January 17, 1997